UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2020

Farmers and Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD		21074
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of, and the exhibits to, the Current Report on Form 8-K filed by Farmers and Merchants Bancshares, Inc. (the “Company”) on October 1, 2020 (the “Original Report”) in which the Company reported the October 1, 2020 completion of its merger with Carroll Bancorp, Inc. (“Carroll”) and the related merger of Carroll Community Bank (“Carroll Bank”) with and into Farmers and Merchants Bank of Fowblesburg, Maryland (collectively, the “Merger”). This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report.

Except as described above, this Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01.         Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Carroll as of and for the years ended December 31, 2019 and 2018, including the report of its independent accounting firms, and the unaudited financial statements of Carroll as of and for the three and nine months ended September 30, 2020 and 2019 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma effect of the Merger on the Company is described in the unaudited pro forma condensed combined balance sheet of the Company at September 30, 2020, the unaudited pro forma condensed combined statements of income of the Company for the three and nine months ended September 30, 2020 and for the year ended December 31, 2019, and the notes thereto that are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

The exhibits furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 28, 2020, between Farmers and Merchants Bancshares, Inc. and Carroll Bancorp, Inc.*
2.2

Agreement and Plan of Merger, dated as of March 6, 2020, among Farmers and Merchants Bancshares, Inc., Anthem Acquisition Corp., and Carroll Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report of Farmers and Merchants Bancshares, Inc. on Form 8-K filed on March 11, 2020)

23.1	Consent of S.R. Snodgrass, P.C. (filed herewith)
23.2	Consent of Dixon Hughes Goodman, LLP (filed herewith)
99.1	Press release dated October 1, 2020*
99.2	Financial statements of Carroll Bancorp, Inc. (filed herewith)
99.3	Pro forma financial information (filed herewith)

* Filed with the Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: March 18, 2021	By:	/s/ James R. Bosley, Jr.
James R. Bosley, Jr.
President